                                                                EXHIBIT 10.10(b)

[LOGO OF NATIONSBANK APPEARS HERE]                                          SECURITY
NATIONSBANK OF TEXAS, N.A.                                                  AGREEMENT

                                                                Date: July 31, 1995
Between                                                                  and
- ---------------------------------------------------------------------------------------------------------------------------------
Banks (Secured Party)                                                       Debtor/Pledgor:

NationsBank of Texas, N.A.                                                  Travis Boats & Motors, Inc.
SAN ANTONIO                                                                 Falcon Marine, Inc.
300 Convent                                                                 Falcon Marine Abilene, Inc.
San Antonio, Texas 78205                                                    Travis Snowden Marine, Inc.
                                                                            Travis Boating Center Beaumont, Inc.
                                                                            Travis Boating Center Arlington, Inc.
                                                                            13045 Research Blvd.
                                                                            Austin, Texas 78750

Bexar County                                                                Travis County

(address including country)
                                                                            (Name and address including country)
- ---------------------------------------------------------------------------------------------------------------------------------

Debt or/Pledgor is: [_] individual      [X] Corporation           [_] Partnership          [_] Other__________________
- ---------------------------------------------------------------------------------------------------------------------------------

Address is Debtor/Pledgor's:  [_]       [_] Place of Business    [X] Chief Executive Officer if more than one place of Business
- ---------------------------------------------------------------------------------------------------------------------------------


(This Agreement contains some provisions preceded by boxes. Mark only those boxes beside provisions which will be applicable to this transaction. A box which is not marked means that the provision beside it is not applicable to this transaction)

A. SECURITY INTEREST. For good valuable consideration, the receipt and adequacy of which are hereby acknowledged and subject to the applicable terms of this agreement, Debtor/Pledgor (hereinafter referred to as Debtor) assigns and grants to Bank (also known as Secured Party), a security interest and lien in the Collateral to secure the payments and the performance of the Obligation.

B. COLLATERAL. The security interest is granted in the following ("Collateral")(Check as applicable)

[_] ACCOUNTS. Any and all accounts, accounts receivable, receivables, contract rights, books debts, checks, notes, drafts, instruments, chattel paper, acceptances, chooses in action, any and all amounts due to Debtor from a factor or other forms of obligations and receivables now existing or hereafter arising out of the business of the Debtor, as well as any and all returned, refused and repossessed goods and the cash or non-cash proceeds resulting therefrom.

[_]  INVENTORY. Any and all of Debtor's inventory, including without limitations any and all goods held for sale or lease or being processed for sale or lease in Debtor's business as now or hereafter conducted, whether now owned or hereafter acquired, including all materials, goods and work in process, finished goods, and other tangible property held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in Debtor's business, along with all documents (including documents of title) covering inventory, all cash and non-cash proceeds from the sale of inventory including proceeds from insurance and specially including box not limited to (attach
Schedule if necessary): ________________________
_____________________________________________________________________

[_] EQUIPMENT. Any and all of Debtor's furnishings, fixtures and equipment, wherever located, whether now owned or hereafter acquired, together with all increases, parts, fittings, accessories, equipment, and special tools now or hereafter affixed to any part thereof or used in connection therewith, and all products, addition, substitutions, accessories, and all cash and non-cash proceeds, including proceeds from insurance thereof and thereto, including without limitations the following (attach Schedule if necessary): ______________
_____________________________________________________________________

[_] FIXTURES. All of Debtor's fixtures now existing or hereafter acquired, together with all substitutes and replacements therefor, all accessions and attachments thereto, and all tools, parts and equipment now or hereafter added to or used in connection therewith. These goods are or will become fixtures on the following described real estate in _________________ Country, ______________ _______________ (State), owned by: ___________________________________ (name of owner) more particularly described as follows: ________________________________ ___________________[insert legal description (or attach Exhibit) of property, not street address], including without limitation the following (attach Schedule if necessary): _________________________________________________________________
______________________________________________________

[_] INSTRUMENTS AND/OR INVESTMENT DOCUMENTS. The following described instruments and documents including, without limitation, negotiable instruments, promissory notes, and documents of title owned or to be owned by Debtor, certificates of deposit, and all liens, security agreements, leases and other contracts securing or otherwise relating to any of said instruments or documents, and all cash and non-cash proceeds and products thereof and such additional property receivable or distribution in respect of or in exchange for all or any of such instruments or documents (attach Schedule if necessary):_____
_____________________________________________________________________

[_] GENERAL INTANGIBLES. All patents, trademarks, service marks, trade secrets, copyrights and exclusive licenses (whether issued or pending) and all documents, applications, material and other matters related thereto, all inventions, and all manufacturing, engineering and production plans, drawings, specifications, processes and systems, all trade names: computer programs, data bases, systems and software (including source and object codes), goodwill, chooses in action and all other general intangibles of Debtor whether now owned or hereafter acquired and all ash and non-cash proceeds thereof, including without limitation the following described intangible personal property, and all chattel paper, documents and instruments relating to such intangibles, including without limitation (attach Schedule if necessary): __________________________

[_] TIMBER. All of Debtor's uncut timber growing or to be grown on the following described property, and all cash and non-cash proceeds including proceeds from insurance, and all products thereto (complete legal description of real property required) (attach Exhibit if necessary):
_____________________________________________________________________

[X] OTHER: All of debtor's inventory of boats, motors and trailers, including all parts and accessories now existing or hereafter acquired and wherever located, together with all substitutes and replacements thereof, all accessories, attachments, parts, equipment and additions now or hereafter affixed thereto or used in connection therewith and all similar property hereafter acquired by debtor, including any such goods as may be located or held for leasing, together with any and all proceeds arising from the sale, lease or other disposition of said property, and all returned, refused and repossesed goods, all motors received from manufacurers by way of credits, refunds or otherwise with respect to collateral and all proceeds thereof (hereafter referred to as "Goods" and all proceeds thereof).

2. All substitutes and replacements for, accessories, attachments and other additions to, tools, parts and equipment used in connection with, and proceeds and products of, the above Collateral (including all income and benefits resulting from any of the above, such as dividends payable or distributable in cash, property or stock; interest, premium and principal payments; redemption proceeds and subscription rights; all certificates of title, manufacturer's statements of origin, other documents, accounts and chattel paper arising from or related to the above Collateral, and reduced or repossessed Collateral, any of which, if received by Debtor, upon request shall be delivered immediately to Bank.

3. The balance of every deposit account of Debtor under control of Bank and any other claim of Debtor against Bank, now or hereafter existing, liquidated or unliquidated, and all money, instruments, securities, documents, chattel paper, credits, claims, demands, income, and any other property, rights and interests of Debtor which at any time shall come into the posession or custody or under the control of Bank or any of its agents, affiliates or correspondents, for any purpose, and the proceeds of any thereof, Bank shall be deemed to have possession of any of the Collateral in transit to or set apart for it or any of its agents, affiliates or correspondents.

3. AGREEMENT CONTINUING. This agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this agreement, and if all transactions between Bank and Debtor shall be closed at any time, shall be equally applicable to any new transactions thereafter. Provisions of this agreement, unless by their terms exclusively, shall be in addition to other agreements between the parties. Time is of the essence of this agreement.

4. DEFINITIONS. Unless the context indicates otherwise, definitions in the UCC apply to words and phrases in this agreement; if UCC definitions conflict, Article 9 definitions apply.

5. NOTICE. Notice shall be deemed reasonable if mailed postage prepaid at least 5 days before the related action (or if the UCC elsewhere specifies a longer period, such longer period) to the address of Debtor given above.

6. MODIFICATIONS. No provision hereof shall be modified or limited except by a written agreement expressly referring hereto and to the provisions so modified of limited and signed by the Debtor and Bank, nor by course of conduct, usage of trade.

7. PARTIAL INVALIDITY. The unenforceabilty of invalidity of any provision of this security agreement shall not affect the enforceabilty or validity of any other provision herein and the invalidity or unenforceabilty of any provision of any loan document to any person or circumstance shall not affect the enforceabilty or validity of such provision as it may apply to other persons or circumstances.

8. GENDER AND NUMBER. Where appropriate, the use of one gender shall be construed to include the others or any of them; and the singular number shall be construed to include the plural, and vice versa.

9. APPLICABLE LAW AND VENUE. This agreement has been delivered in the State of Texas and shall be construed in accordance with the laws of that State. It is performable by Debtor in the county or city of Bank's address set out above and Debtor expressly waives any objection as to venue in any such location. Wherever possible each provision of this agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this agreement.

10. FINANCING STATEMENT. To the extent permitted by applicable law, a carbon, photographic or other reproduction of this security agreement or any financing statement covering the Collateral shall be sufficient as a financing statement.

11. COUNTERPARTS. This agreement may be executed in any number of counterparts, each of which shall be considered to be an original, but all of which shall constitute one in the same instrument. As used herein, "this agreement" shall include all such attachments and addends.

12. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.) AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES CONTROL. JUDGEMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE BORROWER'S DOMICILE AT THE TIME OF THIS AGREEMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

B.        RESERVATIONS OF RIGHTS.  NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO
(I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (II) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK HERETO
(A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SET OFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. AT BANK'S OPTION, FORECLOSURE UNDER A DEED OF TRUST OR MORTGAGE MAY BE ACCOMPLISHED BY ANY OF THE
FOLLOWING: THE EXERCISE OF A POWER OF SALE UNDER THE DEED OF TRUST OR MORTGAGE, OR BY JUDICIAL SALE UNDER THE DEED OF TRUST OR MORTGAGE, OR BY JUDICIAL FORECLOSURE. NEITHER THIS EXERCISE OR SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

13. NOTICE OF FINAL AGREEMENT. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OF SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN OR ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed under seal by their duly authorized representatives as of the date first above written.

BANK/SECURED PARTY:                      DEBTOR/PLEDGOR:

NATIONSBANK OF TEXAS, N.A.               TRAVIS BOATS & MOTORS, INC.

By: /s/ Stevens E. Warrick               By: /s/ Mark T. Walton
   --------------------------                ------------------------
Name:   Stevens E. Warrick                   Mark T. Walton, President
      -----------------------
Title:  Vice President
       ----------------------
                                         FALCON MARINE, INC.

                                         By: /s/ Mark T. Walton
                                             ------------------------
                                             Mark T. Walton, President


                                         FALCON MARINE ABILENE, INC.

                                         By: /s/ Mark T. Walton
                                             ------------------------
                                             Mark T. Walton, President

                                         TRAVIS SNOWDEN MARINE, INC.

                                         By: /s/ Mark T. Walton
                                             ------------------------
                                             Mark T. Walton, President

                                         TRAVIS BOATING CENTER BEAUMONT, INC.

                                         By: /s/ Mark T. Walton
                                             ------------------------
                                             Mark T. Walton, President


                                         TRAVIS BOATING CENTER ARLINGTON, INC.

                                         By: /s/ Mark T. Walton
                                             ------------------------
                                             Mark T. Walton, President

C.   OBLIGATION.

1. DESCRIPTION OF OBLIGATION. The following obligations ("Obligation") are secured by this agreement: (a) All debts, obligations, liabilities and agreements of Debtor to Bank, now or hereafter existing, arising directly or indirectly between Debtor and Bank whether absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious liquidated or unliquidated, arising by operation of law or otherwise, and all renewals, extensions or rearrangements of any of the above; (b) Bank's participation in any loan or other debt of Debtor to another person; (c) All costs incurred by Bank to obtain, preserve, perfect and enforce this agreement and maintain, preserve, collect and enforce the Collateral; (d) interest on the above amounts as agreed between Bank and Debtor; (e) All Debt, obligations and liabilities of Travis Boats & Motors, Inc., Falcon Marine, Inc., Falcon Marine
               ---------------------------------------------------------------
Abilene, Inc., Travis Snowden Marine, Inc., Travis Boating Center Beaumont,
- ---------------------------------------------------------------------------
Inc., and Travis Boating Center Arlington, Inc. (if the preceding space is
- -----------------------------------------------
completed, such party, together with the Debtor named above, is hereinafter referred to collectively as "Debtor") to Bank of the kinds described in this Item C, now existing or hereafter arising; (f) All expenses of the Bank, including fees and expenses of the Bank's counsel, incident to the enforcement of payment of all obligations of the Debtor by any action or participation in, or in connection with a case or proceeding under the Bankruptcy Code, or any successor statute thereto; (g) If the Debtor is not the obligor of any of the Obligations, and in the event any amount paid to the Bank on any Obligation is subsequently recovered from the Bank in or as a result of any bankruptcy, insolvency or fraudulent conveyance proceeding, the Debtor shall be liable to the Bank for the amounts so recovered up to the fair market value of the Collateral whether or not the Collateral has been released or the security interest terminated. In the event the Collateral has been released or the security interest terminated, the fair market value of the collateral shall be determined, at the Bank's option, as of the date the Collateral was released, the security interest terminated, or said amounts were recovered; and (h) All amounts which may be owed to Bank pursuant to all other loan documents executed between Bank and any other Debtor.

Notwithstanding the foregoing, if the Collateral is personal property used as a principal residence (such as a mobile home or a houseboat) or "household goods" (as that term is defined at 12 C.F.R.(S)227.12, as it may be amended from time to time) which are not in the Bank's possession and which are not fixtures, such Collateral shall not secure any liability contracted for personal family or household purposes between the Debtor or an obligor and the Bank already in existence on the date hereof or that arises hereafter, unless the Debtor otherwise expressly agrees.

D. DEBTOR'S WARRANTIES. Debtor hereby represents and warrants to Bank as follows:

1. FINANCING STATEMENTS. Except as may be noted by schedule attached hereto and incorporated herein by reference, no financing statement covering the Collateral is or will be on file in any public office, except the financing statements relating to this security interest, and no security interest, other than the one herein created, has attached or been perfected in the Collateral or any part thereof.

2. OWNERSHIP. Debtor owns, or will use the proceeds of any loans by Bank to become the owner of, the Collateral free from any setoff, claim, restriction, lien, security interest or encumbrance except liens for taxes not yet due and the security interest hereunder.

3. FIXTURES AND ACCESSIONS. None of the Collateral is affixed to real estate or is an accession to any goods, or will become a fixture or accession, except as expressly set out herein.

4. CLAIMS OF DEBTORS ON COLLATERAL. All account debtors and other obligors whose debts or obligations are part of the Collateral have no right to setoffs, counterclaims or adjustments, and no defenses in connection therewith.

5. POWER AND AUTHORITY. Debtor has full power and authority to make this agreement.

E. DEBTOR'S COVENANTS. Until full payment and performance of all Obligations and termination or expiration of any obligation or commitment of Bank to make advances or loans to Debtor, unless Bank otherwise consents in writing:

1. OBLIGATION AND THIS AGREEMENT. Debtor shall perform all of its agreements herein and in any other agreements between it and Bank.

2. OWNERSHIP OF COLLATERAL. Debtor shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to Bank. Debtor shall keep the Collateral free from all liens and security interests except those for taxes not yet due and the security interest hereby created.

3. INSURANCE. Debtor shall insure the Collateral with companies acceptable to Bank. Such insurance shall be in an amount not less than the fair market value of the Collateral and shall be against such casualties, with such deductible amounts as Bank shall approve. All insurance policies shall be written for the benefit of Debtor and Bank as their interests may appear, payable to Bank as loss payee, or in other form satisfactory to Bank, and such policies or certificates evidencing the same shall be furnished to Bank. All policies of insurance shall provide for written notice to Bank at least 30 days prior to cancellation. Risk of loss or damage is Debtor's to the extent of any deficiency in any effective insurance coverage.

4.   MAINTENANCE.  Debtor shall keep all tangible Collateral in good condition.

5. BANK'S COSTS. Debtor shall pay all costs necessary to obtain, preserve, perfect, defend and enforce this security interest, collect the Obligation, and preserve, defend, enforce and collect the Collateral including but not limited to taxes, assessments, insurance premiums, repairs, reasonable attorney's fees and legal expenses, feed, rent, storage costs and expenses of sales. Whether Collateral is or is not in Bank's possession, and without any obligation to do so and without waiving Debtor's default for failure to make any such payment, Bank at its option may pay any such costs and expenses, discharge encumbrances on Collateral, and pay for insurance of Collateral, and such payment shall be a part of the Obligation and bear interest at the rate set out in the Obligation. Debtor agrees to reimburse Bank on demand for any costs so incurred.

6. INFORMATION AND INSPECTION. Debtor shall (i) promptly furnish Bank any information with respect to Collateral requested by Bank; (ii) allow Bank or its representatives to inspect the Collateral, at any time and wherever located, and to inspect and copy, or furnish Bank or its representatives with copies of, all records relating to the Collateral and the Obligation; (iii) furnish Bank or its representatives such information as Bank may request to identify Collateral, at the time and in the form requested by Bank; and (iv) deliver upon request to Bank shipping and delivery receipts evidencing the shipment of goods and invoices evidencing the receipt of, and the payment for, Collateral.

7. ADDITIONAL DOCUMENTS. Debtor shall sign and deliver any papers furnished by Bank which are necessary or desirable in the judgment of Bank to obtain, maintain and perfect the security interest hereunder and to enable Bank to comply with the Federal Assignment of Claims Act or any other federal or state law in order to obtain or perfect Bank's interest in Collateral or to obtain proceeds of Collateral.

8. PARTIES LIABLE ON COLLATERAL. Debtor will preserve the liability of all obligors on any Collateral, will preserve the priority of all security therefor, and will deliver to Bank the original certificates of title on all motor vehicles or other titled vehicles constituting the Collateral. Bank shall have no duty to preserve such liability or security, but may do so at the expense of Debtor, without waiving Debtor's default.

9. RIGHT OF BANK TO NOTIFY DEBTORS. At any time, whether Debtor is or is not in default hereunder, Bank may notify persons obligated on any Collateral to make payments directly to Bank and Bank may take control of all proceeds of any Collateral. Until Bank elects to exercise such rights, Debtor, as agent of Bank, shall collect and enforce all payments owed on Collateral.

10. RECORDS OF COLLATERAL. Debtor at all times will maintain accurate books and records covering the Collateral. Debtor immediately will mark all books and records with an entry showing the absolute assignment of all Collateral to Bank and Bank is hereby given the right to audit the books and records of Debtor relating to Collateral at any time and from time to time. The amounts shown as owed to Debtor on Debtor's books and on any assignment schedule will be the undisputed amounts owing and unpaid.

11. DISPOSITION OF COLLATERAL. If disposition of any Collateral gives rise to an account, chattel paper or instrument, Debtor immediately shall notify Bank, and upon request of Bank shall assign or endorse the same to Bank. No Collateral may be sold, leased, manufactured, processed or otherwise disposed of by Debtor in any manner without the prior written consent of Bank, except Collateral sold, leased, manufactured, processed or consumed in the ordinary course of business.

12. ACCOUNTS. Each account held as Collateral will represent the valid and legally enforceable obligation of third parties, and shall not be evidenced by any instrument or chattel paper.

13.  LOCATION OF COLLATERAL.  Debtor shall give Bank written notice of each office of Debtor in which records of Debtor pertaining to accounts held as Collateral are kept, and each location at which Collateral is or will be kept, and of any change of any such location. If no such notice is given, all records of Debtor pertaining to Collateral are and shall be kept at Debtor's address shown above. All Collateral of Debtor will be kept at Debtor's address shown
above unless otherwise notes as follows:     Please see Exhibit "A" attached
                                        ----------------------------------------
hereto and incorporated herein by reference.
- --------------------------------------------------------------------------------

14. NOTICE OF CHANGES. Debtor will notify Bank immediately of any material change in the Collateral, of a change in Debtor's residence or location, of a change in any matter warranted or represented by Debtor in this agreement or furnished to Bank, and of any event of default.

15. USE AND REMOVAL OF COLLATERAL. Debtor will not use the Collateral illegally nor, unless previously indicated as a fixture, permit the Collateral to be affixed to real or personal property without the prior written consent of Bank. Debtor will not permit any of the Collateral to be removed from the locations specified herein without the prior written consent of Bank, except for the sale of inventory in the ordinary course of business.

16. POSSESSION OF COLLATERAL. Debtor will deliver all other instruments, documents, and chattel paper which are part of the Collateral and in Debtor's possession to the Bank immediately, or if hereafter acquired, immediately following acquisition, appropriately endorsed to Bank's order, or with appropriate, executed powers. Debtor waives presentment ,notice of acceleration, demand, notice of dishonor, protest, and all other notices with respect thereto.

17. CONSUMER CREDIT. If any Collateral or proceeds includes obligations of third parties to Debtor, the transactions giving rise to the Collateral shall conform in all respects to the applicable state or federal law including but not limited to consumer credit law. Debtor shall hold harmless and indemnify Bank against any cost, loss or expense arising from Debtor's breach of this covenant.

18. CHANGE OF NAME/STATUS. Without the written consent of Bank, Debtor shall not change its name, change its corporate status, use any trade name or engage in any business in which it was not engaged on the date of this agreement.

19. POWER OF ATTORNEY. Debtor appoints Bank as Debtor's attorney-in-fact with full power in Debtor's name and behalf to do every act which Debtor is obligated to do or may be required to do hereunder; however, nothing in this paragraph shall be construed to obligate Bank to take any action hereunder nor shall Bank be liable to Debtor for failure to take any action hereunder. This appointment shall be deemed a power coupled with an interest and shall not be terminable as long as the Obligations are outstanding and shall not terminate on the disability or incompetence of the Debtor.

20. WAIVERS BY DEBTOR. Debtor waives notice of the creation, advance, increase, existence, extension or renewal of, and of any indulgence with respect to, the Obligation; waives presentments, demand, notice of dishonor, and protest: waives notice of the amount of the Obligation outstanding at any time, notice of any change in financial condition of any person liable for the Obligation or any part thereof, notice of any event of default, and all other notices respecting the Obligation; and agrees that maturity of the Obligation and any part thereof may be accelerated, extended or renewed one or more times by Bank in its discretion, without notice to Debtor. Debtor waives any right to require that any action be brought against any other person or to require that resort be had to any other security or to any balance of any deposit accounts. The Debtor further waives any right of subrogation or to enforce any right of action against any other Debtor until the Obligation is paid in full.

21. OTHER PARTIES AND OTHER COLLATERAL. No renewal or extension of or any other indulgence with respect to the Obligation or any part thereof, no release of any security, no release of any person (including any maker, endorser, guarantor or surety) liable on the Obligation, no delay in enforcement of payment, and no delay or omission or lack of diligence or care in exercising any right or power with respect to the Obligation or any security therefor or guaranty thereof or under this agreement shall in any manner impair or affect the rights of Bank under the law, hereunder, or under any other agreement pertaining to the Collateral. Bank need not file suit or assert a claim for personal judgment against any person for any part of the Obligation or seek to realize upon any other security for the Obligation, before foreclosing or otherwise realizing upon the Collateral for the purpose of paying the Obligation. Debtor waives any right to the benefit of or to require or control application of any other security or proceeds thereof, and agrees that Bank shall have no duty or obligation to Debtor to apply to the Obligation any such other security or proceeds thereof.

22. COLLECTION AND SEGREGATION OF ACCOUNTS. The Bank hereby authorizes the Debtor to collect the Collateral, subject to the direction and control of the Bank, but the Bank may, without cause or notice, curtail or terminate said authority at any time. Upon notice by the Bank, whether oral or in writing, to the Debtor, the Debtor shall forthwith upon receipt of all checks, drafts, cash, and other remittances in payment of or on account of the Collateral, deposit the same in one or more special accounts maintained with the Bank over which the Bank alone shall have the power of withdrawal. The remittance of the proceeds of such Collateral shall not, however, constitute payment or liquidation of such Collateral until the Bank shall receive good funds for such proceeds. Funds placed in such special accounts shall be held by the Bank as security for all Obligations secured hereunder. These proceeds shall be deposited in precisely the form received, except for the endorsement of the Debtor where necessary to permit collection of items, which endorsement the Debtor agrees to make, and which endorsement the Bank is also hereby authorized, as attorney-in-fact, to make on behalf of the Debtor. In the event the Bank has notified the Debtor to make deposits to a special account, pending such deposit, the Debtor agrees that it will not commingle any such checks, drafts, cash or other remittances with any funds or other property of the Debtor, but will hold them separate and apart therefrom, and upon an express trust for the Bank until deposit thereof is made in the special account. The Bank will, from time to time, apply the whole or any part of the Collateral funds on deposit in this special account against such Obligations as are secured hereby as the Bank may in its sole discretion elect. At the sole election of the Bank, any portion of said funds on deposit in the special account which the Bank shall elect not to apply to the Obligations, may be paid over by the Bank to the Debtor.

23. COMPLIANCE WITH STATE AND FEDERAL LAWS. Debtor will comply with all State and Federal laws and regulations applicable to its business, whether now in effect or hereafter enacted including but not limited to the wage and hours laws and relating to the use or disposal of hazardous materials and wastes.

F.        RIGHTS AND POWERS OF BANK

1. GENERAL. Bank, before or after default, without liability to Debtor may: obtain from any person information regarding Debtor or Debtor's business, which information any such person also may furnish without liability to Debtor; require Debtor to give possession or control of any Collateral to Bank; endorse as Debtor's agent any instruments, documents or chattel paper in Collateral or representing proceeds of Collateral; contact account debtors directly to verify information furnished by Debtor; take control of proceeds including stock received as dividends or by reason of stock splits; release Collateral in its possession to any Debtor, temporarily or otherwise; require additional Collateral; reject as unsatisfactory any property hereafter offered by Debtor as Collateral; set standards from time to time to govern what may be used as after acquired Collateral; designate, from time to time, a certain percent of the Collateral as the loan value and require Debtor to maintain the Obligation at or below such figure; take control of funds generated by the Collateral, such as cash dividends, interest and proceeds or refunds from insurance, and use same to reduce any part of the Obligation and exercise all other rights which an owner of such Collateral may exercise, except the right to vote or dispose of Collateral before an event of default; at any time transfer any of the Collateral or evidence thereof into its own name or that of its nominee; and demand, collect, convert, redeem, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon Collateral, in its own name or in the name of Debtor, as Bank may determine. Bank shall not be liable for failure to collect any account or instruments, or for any act or omission on the part of the Bank, its officers, agents or employees, except willful misconduct and gross negligence. The foregoing rights and powers of Bank will be in addition to, and not a limitation upon, any rights and powers of Bank given by law, elsewhere in this agreement, or otherwise. If Debtor fails to maintain any required insurance, to the extent permitted by applicable law Bank may (but is not obligated to) purchase single interest insurance coverage for the Collateral which insurance may at Bank's option (i) protect only Bank and not provide any remuneration or protection for Debtor directly and (ii) provide coverage only after the Obligation has been declared due as herein provided. The premiums for any such insurance purchased by Bank shall be a part of the Obligation and shall bear interest as provided in B.1.d hereof.

2. CONVERTIBLE COLLATERAL. Bank, may present for conversion any Collateral which is convertible into any other instrument or investment security or a combination thereof with cash, but Bank shall not have any duty to present for conversion any Collateral unless it shall have received from Debtor detailed written instructions to that effect at a time reasonably far in advance of the final conversion date to make such conversion possible.

G.        DEFAULT

1. EVENT OF DEFAULT. An event of default shall occur if: (i) there is a loss, theft, damage or destruction of any material portion of the Collateral for which there is no insurance coverage or for which, in the opinion of the Bank there is insufficient insurance coverage; or (ii) if Debtor or any other obligor on the Obligation shall fail to timely and properly pay or observe, keep or perform any item, covenant, agreement or condition in this agreement or in any other agreement between Debtor and any other obligor on the Obligation, including in any other note or instrument, loan agreement, security agreement, deed of trust, mortgage, promissory note, assignment or other agreement or instrument concerning the Obligation.

2. RIGHTS AND REMEDIES. If any Event of Default shall occur, then, in each and every case, the Bank may, without presentment, demand, or protest; notice of default, dishonor, demand, non-payment, or protest; notice of intent to accelerate all or any part of the Obligation; notice of acceleration of all or any part of the Obligation; or notice of any other kind, all of which Debtor hereby expressly waives, (except for any notice required under this agreement, any other loan document or applicable law); at any time thereafter exercise and/or enforce any of the following rights and remedies:

A) POSSESSION AND COLLECTION OF COLLATERAL. At its option: (i) take possession or control of, store, lease, operate, manage, sell or otherwise dispose of, all or any part of the Collateral; (ii) notify all parties under any account or contract right forming all or any part of the Collateral to make any payments otherwise due to the Debtor directly to the Bank; (iii) in the Bank's own name, or in the name of the Debtor, demand, collect, receive, sue for, and give receipts and releases for, any and all amounts due under such accounts and contract rights; (iv) endorse as the agent of the Debtor any check, note, chattel paper, documents, or instruments forming all or any part of the Collateral; (v) make formal application for transfer to the Bank (or to any assignee of the Bank to any purchaser of any of the Collateral) of all of the Debtor's permits, licenses, approvals, agreements, and the like relating to the Collateral or to the Debtor's business; (vi) take any other action which the Bank deems necessary or desirable to protect and realize upon its security interest in the Collateral; and (vii) in addition to the foregoing, and not in substitution therefor, exercise any one or more of the rights and remedies exercisable by the Bank under any other provision of this agreement, under any of the other loan documents, or as provided by applicable law (including, without limitation, the Uniform Commercial Code as in effect in Texas (hereinafter referred to as the "UCC"). In taking possession of the Collateral the Bank may enter the Debtor's premises and otherwise proceed without legal process, if this can be done without breach of the peace. The Debtor shall, upon the Bank's demand, promptly make the Collateral or other security available to the Bank at a place designated by the Bank, which place shall be reasonably convenient to both parties.

The Bank shall not be liable for, nor be prejudiced by, any loss, depreciation or other damages to the Collateral, unless caused by the Bank's willful and malicious act. The Bank shall have no duty to take any action to preserve or collect the Collateral.

B) RECEIVER. Obtain the appointment of a receiver for all or any of the Collateral, the Debtor hereby consenting to the appointment of such a receiver and agreeing not to oppose any such appointment.

C) RIGHT OF SET OFF. Without notice or demand to the Debtor, set off and apply against any and all of the Obligations any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness, at any time held or owing by the Bank to or for the credit of the accounts of the Debtor.

Bank shall be entitled to immediate possession of all books and records evidencing any Collateral or pertaining to chattel paper covered by this agreement and it or its representatives shall have the authority to enter upon any premises upon which any of the same, or any Collateral, may be situated and remove the same there from without liability. Bank may surrender any insurance policies in Collateral and receive the unearned premium thereon. Debtor shall be entitled to any surplus and shall be liable to Bank for any deficiency. The proceeds of any disposition after default available to satisfy the Obligation shall be applied to the Obligation in such order and in such manner as Bank in its discretion shall decide.

H.        GENERAL

1. PARTIES BOUND. Bank's rights hereunder shall inure to the benefit of its successors and assigns, and in the event of any assignment or transfer of any of the Obligation or the Collateral, Bank thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Bank shall retain all rights and powers hereby given with respect to any of the Obligation or Collateral not so assigned or transferred. All representations, warranties and agreements of Debtor if more than one are joint and several and all shall be binding upon the personal representatives, heirs, successors and assigns of Debtor.

2. WAIVER. No delay of Bank in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Bank of any right hereunder or of any default by Debtor shall be binding upon Bank unless in writing, and no failure by Bank to exercise any power or right hereunder or waiver of any default by Debtor shall operate as a waiver of any other or further exercise of such right or power or of any further default. Each right, power and remedy of the Bank as provided for in any of the loan documents, or which shall now or hereafter exist at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Bank of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Bank of any or all other such rights, powers or remedies.

                                                                     Exhibit "A"
                                                                     -----------

LOCATION OF COLLATERAL:

1)   12300 IH 10 West, San Antonio, Bexar County, Texas

2)   7530 N. Freeway, Houston, Harris County, Texas

3)   13045 Research Blvd., Austin, Travis County, Texas

4)   2620 N. IH 35, Carrollton, Dallas County, Texas

5)   1201 East Hwy 80, Abilene, Taylor County, Texas

6)   2949 College Street, Beaumont, Jefferson County, Texas

7)   1920 N. Loop 250 West, Midland, Midland County, Texas

8)   1806, 1806 C, and 1806 D North Loop 250 West, Midland, Midland County,
     Texas

9)   1725 W. Division, Arlington, Tarrant County, Texas

10)  1320 S. Stemmons, Lewisville, Denton County, Texas